Exhibit 99.2

Second Quarter 2016

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Forward-Looking Statements	5
Earnings Release Text	6
Financial Highlights	9
Balance Sheets
Consolidated by quarter	10
Consolidating, by segment	11
Statements of Operations, FFO & CORE FFO
Consolidated	12
Consolidated – Trailing 5 Quarters	13
Consolidating, by segment	14
Fee and Other Income	15
EBITDA and Coverage Ratios	16
Portfolio Data:
Lending	17
Real Estate Summary	18
Real Estate Properties, Changes in the portfolio	19
Real Estate Properties at June 30, 2016	20
Indebtedness Overview	21
Definitions	22

RAIT Financial Trust

June 30, 2016

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.

Corporate Headquarters	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100

Common and Preferred Stock Information:

	For the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Common:
Share Price, period end	$3.13	$3.14	$2.70	$4.96	$6.11
Share Price, high	$3.39	$3.23	$5.45	$6.24	$7.08
Share Price, low	$2.73	$1.85	$2.25	$4.77	$6.04
Dividends declared	$0.09	$0.09	$0.09	$0.18	$0.18
Dividend yield, period end	11.5%	11.5%	13.3%	14.5%	11.8%
Common shares outstanding	92,185,242	91,870,571	91,586,767	90,898,034	82,895,723
Weighted Average common shares, basic	91,190,583	91,018,160	90,642,318	87,110,958	82,150,475
Weighted Average common shares, diluted	91,190,583	91,018,160	90,842,752	87,110,958	89,268,462

Preferred:
Series A
Shares outstanding	5,306,084	5,306,084	5,306,084	5,306,084	5,303,591
Share price, period end	$19.55	$17.50	$18.15	$18.19	22.34
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	9.9%	11.1%	10.7%	10.7%	8.7%
Series B
Shares outstanding	2,340,969	2,340,969	2,340,969	2,340,969	2,325,626
Share price, period end	$19.97	$17.94	$18.98	$19.06	$22.92
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	10.5%	11.7%	11.0%	11.0%	9.1%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,425	1,640,425	1,640,100
Share price, period end	$21.27	$18.20	$19.70	$20.14	$24.15
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	10.4%	12.2%	11.3%	11.0%	9.2%
Series D (not publicly traded)
Shares outstanding	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Coupon	8.50%	8.50%	8.50%	7.50%	7.50%

Forward-Looking Statements

This supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt;  whether we will be able to sell any of the properties identified as “marketed for sale” and what the terms and effects of any such sales will be; whether we will be able to originate sufficient bridge loans and whether market conditions will permit us to complete our sixth floating rate securitization during the second half of 2016; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts assumed; whether RAIT will generate any CMBS gain on sale profits; whether the amount of loan repayments will be at the level assumed; the availability of financing and capital, including through the capital and securitization markets; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Announces Second Quarter 2016 Financial Results

PHILADELPHIA, PA — August 5, 2016 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced second quarter 2016 financial results.  All per share results are reported on a diluted basis.

Highlights

-

As part of RAIT’s capital recycling and debt reduction plan, RAIT sold six properties for $49.2 million during the quarter ended June 30, 2016 and eight properties totaling $65.9 million for the six-months ended June 30, 2016.

-

RAIT’s indebtedness, based on principal amount, declined by $247.1 million, comprised of $34.5 million of recourse indebtedness and $212.6 million of non-recourse indebtedness, during the quarter ended June 30, 2016 from March 31, 2016.

-

GAAP Earnings (loss) per share of ($0.08) for the quarter ended June 30, 2016 compared to earnings (loss) per share of $0.22 for the quarter ended June 30, 2015.  GAAP Earnings (loss) per share of ($0.28) for the six months ended June 30, 2016 compared to earnings (loss) per share of $0.14 for the six months ended June 30, 2015.

-

Cash Available for Distribution (“CAD”) per share of $0.12 for the quarter ended June 30, 2016 compared to $0.21 for the quarter ended June 30, 2015.  CAD per share of $0.26 for the six months ended June 30, 2016 compared to $0.39 for the six-months ended June 30, 2015.

-	RAIT originated $23.2 million of loans during the quarter ended June 30, 2016 and $63.7 million of loans for the six-months ended June 30, 2016.

-	RAIT declared a second quarter dividend of $0.09 per common share on June 15, 2016.

Scott Schaeffer, RAIT’s Chairman and CEO, said, “During the quarter we continued to take advantage of strong markets in which to sell RAIT properties as part of our capital recycling and debt reduction plan.  We reduced our unsecured recourse indebtedness by $48.7 million during the quarter which included repurchases of our debt securities at favorable discounts.  We continue originating loans and ramping towards the completion of our sixth floating rate securitization during the second half of 2016.”

Commercial Real Estate (“CRE”) Business

-

RAIT originated $23.2 million of loans during the quarter ended June 30, 2016 consisting of $5.0 million of fixed-rate conduit loans and $18.2 million of floating-rate bridge loans.  RAIT originated $63.7 million of loans during the six months ended June 30, 2016 consisting of $13.8 million of fixed-rate conduit loans and $49.9 million of floating-rate bridge loans.

-	CRE loan repayments were $119.9 million for the quarter ended June 30, 2016 and $175.0 million for the six-months ended June 30, 2016.

CRE Property Portfolio & Property Sales

-

As of June 30, 2016, RAIT’s investments in real estate were $2.2 billion which includes $1.3 billion of multi-family properties owned by Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT).  IRT is externally advised by RAIT and is a consolidated RAIT entity. IRT is a REIT focused on owning multifamily properties. At June 30, 2016, RAIT owned 15.4% of IRT’s outstanding common stock.

-

During the quarter ended June 30, 2016, RAIT sold six properties, consisting of five apartment communities and one parcel of land, for $49.2 million which generated a $5.9 million GAAP gain.   The proceeds from the sales were used to reduce debt. During the quarter ended June 30, 2016, IRT sold two apartment communities for $70.0 million and also used the proceeds to reduce debt.

-

During the quarter ended June 30, 2016, RAIT converted one loan secured by two industrial properties and two office properties, respectively, into ownership of those properties. Those properties had an aggregate carrying value of $18.4 million.

-	RAIT reported a $3.9 million asset impairment for the quarter ended June 30, 2016.

Asset & Property Management

-	Total assets under management of $5.5 billion at June 30, 2016 from $5.9 billion at December 31, 2015.

-	RAIT’s property management companies managed 17,954 apartment units and 19.4 million square feet of office and retail space at June 30, 2016.

-

RAIT generated $3.1 million and $6.0 million in asset and property management fees and incentive fees through its external management of IRT during the quarter and six-months ended June 30, 2016, respectively.

-

RAIT generated $2.4 million and $4.4 million of property management and leasing fees primarily through its retail property manager subsidiary and through services provided by its multi-family property manager subsidiary to unaffiliated properties during the quarter and six-months ended June 30, 2016, respectively.

Dividends

-

On June 15, 2016, RAIT’s Board of Trustees (the “Board”) declared a second quarter 2016 cash dividend on RAIT’s common shares of $0.09 per common share. The dividend was paid on July 29, 2016 to holders of record on July 8, 2016.

-

On May 19, 2016, the Board declared a second quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends were paid on June 30, 2016 to holders of record on June 1, 2016.

-

On July 27, 2016, the Board declared a third quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends will be paid on September 30, 2016 to holders of record on September 1, 2016.

2016 Net Income and CAD Guidance

RAIT is updating its prior guidance for full year EPS and CAD per share, with EPS now projected to be in a range of ($0.30) – ($0.23), an increase from the prior guidance range of ($0.59) – ($0.49) and CAD per share is now projected to be in the range of $0.48 – $0.55 per common share, a decrease from the prior guidance range of $0.50 – $0.60 per common share.  The updated guidance is a result of increased real estate sales and higher than projected loan repayments.  A reconciliation of RAIT's projected net income (loss) allocable to common shares to its projected CAD, a non-GAAP financial measure, is included below. The assumptions underlying this estimate are also included below.

2016 Projected Net Income	2016 Projected Net Income and CAD(1)(2)
Net income (loss) available to common shares	$(32,472)	-	$(25,683)
Earnings (loss) per share	$(0.30)	-	$(0.23)

2016 Projected CAD
Net income (loss) available to common shares	$(32,472)	-	$(25,683)
Adjustments:
Depreciation and amortization	89,738	-	89,738
Real estate (gains) losses	(57,881)	-	(57,881)
Other items, including deferred fees, stock compensation, and noncontrolling interest allocation of certain adjustments	44,244	-	44,244
CAD	$43,628	-	$50,417
CAD per share	$0.48	-	$0.55
(1)	See Schedule VI for our definition of CAD.
(2)

Constitutes forward-looking information.  Actual full 2016 CAD could vary significantly from the projections presented.  CAD may fluctuate based upon a variety of factors, including those described in “Forward Looking Statements” below.  Our estimate is based on the following key operating assumptions during 2016:

-	Gross loan originations of $200 million.
-	No CMBS gain on sale profits.
-	Loan repayments totaling $350 million.

Selected Financial Information

See Schedule I to this Release for selected financial information for RAIT.

Non-GAAP Financial Measures and Definitions

RAIT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CAD and net operating income (“NOI”).  A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its FFO and CAD is included as Schedule IV to this release. A reconciliation of RAIT’s same store NOI to its reported same store net income (loss) is included as Schedule VI to this release. See Schedule VI to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Supplemental Information

RAIT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures and other useful information for investors.  The supplemental also contains deconsolidating financial information. The supplemental information is available via the Company's website, www.rait.com, through the "Investor Relations" section.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Friday, August 5, 2016 from the home page of the RAIT Financial Trust website at www.rait.com or by dialing 844.775.2541, access code 47299063.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Friday, August 12, 2016, by dialing 855.859.2056, access code 47299063.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.  For more information, please visit www.rait.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; whether we will be able to originate sufficient bridge loans and whether market conditions will permit us to complete our sixth floating rate securitization during the second half of 2016; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts assumed; whether RAIT will generate any CMBS gain on sale profits; whether the amount of loan repayments will be at the level assumed; the availability of financing and capital, including through the capital and securitization markets; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three Months Ended
	June 30, 2016			March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
OPERATING DATA:
Lending:
Investments in loans	$1,495,343			$1,612,632		$1,623,583		$1,588,097		$1,506,542
Gross loan production	$23,185			$40,475		$321,837		$237,674		$218,613
CMBS income	$(260)			$171		$1,135		$434		$3,681
CMBS loans sold	$21,377			$-		$85,430		$116,251		$130,401
Average CMBS Gain on Sale (points)	(1.2)		(a)	-		1.3		0.4		2.8

Real estate portfolio: (b)
Gross real estate investments	$2,409,139			$2,487,634		$2,517,645		$2,448,331		$1,783,888
Property income	$67,898			$68,722		$69,464		$55,459		$55,534
Operating expenses	$29,950			$30,706		$31,013		$26,081		$26,630
Net operating income	$37,948			$38,016		$38,451		$29,378		$28,904
NOI margin	55.9%			55.3%		55.4%		53.0%		52.0%

EARNINGS & DIVIDENDS:
Earnings (loss) per share -- diluted	$(0.08)			$(0.20)		$0.02		$(0.07)		$0.22
FFO per share	$(0.08)			$(0.07)		$(0.08)		$(0.05)		$0.15
CAD per share	$0.12			$0.14		$0.19		$0.20		$0.21
Dividends per share	$0.09			$0.09		$0.09		$0.18		$0.18
CAD payout ratio	75.0%			64.3%		47.4%		90.0%		85.7%

CAPITALIZATION AND COVERAGE RATIOS:
Recourse/Non-Recourse Debt:
Recourse	$479,608			$509,466		$484,764		$576,557		$486,326
Non-Recourse (b)	2,501,130			2,733,169		2,843,318		2,593,618		2,150,085
Total Recourse/Non-Recourse debt	2,980,738			3,242,635		3,328,082		3,170,175		2,636,411
Preferred shares (par)	332,187			332,187		332,187		332,187		331,733
Common shares (market capitalization)	288,540			288,474		247,284		450,854		506,493
Noncontrolling interests, at carrying value (b)	348,331			331,328		340,213		346,063		204,034
Total capitalization	$3,949,795			$4,194,624		$4,247,766		$4,299,279		$3,678,671

Total Liabilities/Total Gross Assets	75.7%			77.3%		77.4%		76.7%		77.0%
Total Liabilities + Preferred/Total Gross Assets	83.4%			84.6%		84.5%		84.2%		85.9%

Interest Coverage	1.83	x		1.85	x	1.94	x	1.81	x	2.12	x
Interest + Preferred Coverage	1.46	x		1.49	x	1.55	x	1.42	x	1.63	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$5,491,448			$5,854,824		$5,923,601		$5,820,702		$4,764,259
Total Gross Assets	$4,275,086			$4,551,613		$4,634,035		$4,461,691		$3,744,699

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)	Includes IRT.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Investments in loans:
Investment in loans	$1,495,343	$1,612,632	$1,623,583	$1,588,097	$1,506,542
Allowance for loan losses	(18,237)	(18,165)	(17,097)	(14,646)	(12,796)
Investments in loans, net	1,477,106	1,594,467	1,606,486	1,573,451	1,493,746
Investments in real estate:
Investments in real estate at cost	2,409,139	2,487,634	2,517,645	2,448,331	1,783,888
Accumulated depreciation	(209,096)	(209,421)	(198,326)	(188,581)	(178,572)
Investments in real estate, net	2,200,043	2,278,213	2,319,319	2,259,750	1,605,316
Cash and cash equivalents	66,885	94,569	125,886	92,652	104,772
Restricted cash	159,429	200,166	213,012	159,200	179,878
Accrued interest receivable	42,139	49,987	47,343	56,249	56,844
Other assets	68,794	73,670	71,207	76,222	77,708
Intangible assets, net	25,668	26,698	32,675	39,306	32,195
Total assets	$4,040,064	$4,317,770	$4,415,928	$4,256,830	$3,550,459

Liabilities and Equity
Indebtedness, net	$3,005,259	$3,267,230	$3,328,082	$3,170,175	$2,636,411
Accrued interest payable	11,102	13,160	9,834	13,748	11,042
Accounts payable and accrued expenses	32,483	29,989	39,672	42,219	52,728
Derivative liabilities	3,972	4,181	4,727	8,960	12,154
Borrowers' escrows, dividends payable and other liabilities	182,324	203,612	203,477	188,797	172,621
Total liabilities	3,235,140	3,518,172	3,585,792	3,423,899	2,884,956
Series D preferred stock	88,861	87,085	85,395	83,787	82,513

Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	53	53
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.03 par value per share	2,766	2,756	2,748	2,727	2,487
Additional paid in capital	2,088,781	2,087,913	2,087,137	2,082,695	2,039,594
Accumulated other comprehensive income (loss)	(972)	(2,434)	(4,699)	(8,022)	(11,605)
Retained earnings (deficit)	(1,722,936)	(1,707,143)	(1,680,751)	(1,674,412)	(1,651,613)
Total shareholders' equity	367,732	381,185	404,528	403,081	378,956
Noncontrolling Interests	348,331	331,328	340,213	346,063	204,034
Total equity	716,063	712,513	744,741	749,144	582,990
Total liabilities and equity	$4,040,064	$4,317,770	$4,415,928	$4,256,830	$3,550,459

BALANCE SHEET

CONSOLIDATING – AS OF JUNE 30, 2016

($'s in 000's)	As of June 30, 2016
	RAIT	IRT	Corporate / Eliminations	Consolidated
Assets
Investments in loans:
Investment in loans	$1,495,343	$-	$-	$1,495,343
Allowance for loan losses	(18,237)	-	-	(18,237)
Investments in loans, net	1,477,106	-	-	1,477,106
Investments in real estate:
Investments in real estate at cost	1,095,024	1,314,115	-	2,409,139
Accumulated depreciation	(164,037)	(45,059)	-	(209,096)
Investments in real estate, net	930,987	1,269,056	-	2,200,043
Investment in IRT	55,583	-	(55,583)	-
Cash and cash equivalents	38,834	28,051	-	66,885
Restricted cash	152,650	6,779	-	159,429
Accrued interest receivable	42,139	-	-	42,139
Other assets	65,245	3,985	(436)	68,794
Intangible assets, net	25,668	-	-	25,668
Total assets	$2,788,212	$1,307,871	$(56,019)	$4,040,064

Liabilities and Equity
Indebtedness, net	$2,124,971	$880,288	$-	$3,005,259
Accrued interest payable	10,401	701	-	11,102
Accounts payable and accrued expenses	14,676	17,807	-	32,483
Derivative liabilities	2,809	1,163	-	3,972
Borrowers' escrows, dividends payable and other liabilities	176,796	5,964	(436)	182,324
Total liabilities	2,329,653	905,923	(436)	3,235,140
Series D preferred stock	88,861	-	-	88,861
Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	-	-	53
8.375% Series B Preferred shares	23	-	-	23
8.875% Series C Preferred shares	17	-	-	17
Common shares, $0.03 par value per share	2,766	475	(475)	2,766
Additional paid in capital	2,088,781	380,532	(380,532)	2,088,781
Accumulated other comprehensive income (loss)	(972)	(1,195)	1,195	(972)
Retained earnings (deficit)	(1,722,936)	(2,601)	2,601	(1,722,936)
Total shareholders' equity	367,732	377,211	(377,211)	367,732
Noncontrolling Interests	1,966	24,737	321,628	348,331
Total equity	369,698	401,948	(55,583)	716,063
Total liabilities and equity	$2,788,212	$1,307,871	$(56,019)	$4,040,064

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE AND SIX MONTHS ENDED JUNE 30, 2016

($'s in 000's, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Net interest margin
Investment interest income	$23,519	$24,107	$49,321	$47,355
Investment interest expense	(9,125)	(7,582)	(18,445)	(14,496)
Net interest margin	14,394	16,525	30,876	32,859
Property income	67,898	55,534	136,620	108,808
Fee and other income	2,775	7,629	5,627	13,223
Total revenue	85,067	79,688	173,123	154,890

Expenses:
Interest expense	22,890	19,673	48,472	39,356
Real estate operating expenses	29,950	26,630	60,656	51,907
Compensation expenses	7,922	6,568	14,997	12,676
General and administrative expenses	5,585	5,065	10,648	10,465
Acquisition and integration expenses	229	985	498	1,942
Provision for loan losses	1,344	2,000	2,669	4,000
Depreciation and amortization expense	22,806	17,007	47,082	36,031
Total expenses	90,726	77,928	185,022	156,377
Operating Income	(5,659)	1,760	(11,899)	(1,487)
Other income (expense)	39	(241)	100	(636)
Gains (loss) on assets	35,623	17,281	37,881	17,281
Asset impairment	(3,864)	—	(7,786)	-
Gains (losses) on IRT merger with TSRE	—	—	91	-
Gain (loss) on debt extinguishment	102	—	446	-
Change in fair value of financial instruments	(1,592)	8,356	(5,680)	12,846
Income (loss) before taxes	24,649	27,156	13,153	28,004
Income tax benefit (provision)	1,756	(715)	2,749	(1,297)
Net income (loss)	26,405	26,441	15,902	26,707
Income allocated to preferred shares	(8,615)	(8,221)	(17,135)	(16,080)
(Income) loss allocated to noncontrolling interests	(25,370)	736	(24,191)	1,232
Net income (loss) available to common shares	$(7,580)	$18,956	$(25,424)	$11,859
EPS - Basic	$(0.08)	$0.23	(0.28)	0.14
EPS - Diluted	$(0.08)	$0.22	(0.28)	0.14
Weighted-average shares outstanding - Basic	91,190,583	82,150,475	91,104,314	82,115,941
Weighted-average shares outstanding - Diluted	91,190,583	89,268,462	91,104,314	84,134,040

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$(7,580)	$18,956	$(25,424)	$11,859
Add-Back (Deduct):
Depreciation	10,660	10,248	22,034	21,453
(Gains) Losses on the sale of real estate	(10,820)	(17,281)	(11,003)	(17,281)
FFO	$(7,740)	$11,923	$(14,393)	$16,031
FFO per share--basic	$(0.08)	$0.15	$(0.16)	$0.20
Weighted-average shares outstanding	91,190,583	82,150,475	91,104,314	82,115,941

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$(7,580)	$18,956	$(25,424)	$11,859
Add-Back (Deduct):
Depreciation and amortization expense	22,806	17,007	47,082	36,031
Change in fair value of financial instruments	1,592	(8,356)	5,680	(12,846)
(Gains) losses on assets	(35,623)	(17,281)	(37,881)	(17,281)
(Gains) losses on IRT merger with TSRE	—	—	(91)	—
(Gains) losses on debt extinguishment	(102)	—	(446)	—
Straight-line rental adjustments	(142)	23	(560)	25
Equity based compensation	1,334	1,046	2,607	2,394
Acquisition and integration expenses	229	985	498	1,942
Origination fees and other deferred items	4,927	7,268	11,641	14,694
Provision for losses	1,344	2,000	2,669	4,000
Asset impairment	3,864	—	7,786	—
Noncontrolling interest effect of certain adjustments	17,888	(4,421)	9,855	(9,134)
CAD	$10,537	$17,227	$23,416	$31,684
CAD per share	$0.12	$0.21	$0.26	$0.39
Weighted-average shares outstanding	91,190,583	82,150,475	91,104,314	82,115,941

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenue:
Net interest margin
Investment interest income	$23,519	$25,802	$26,609	$24,468	$24,107
Investment interest expense	(9,125)	(9,320)	(6,733)	(8,021)	(7,582)
Net interest margin	14,394	16,482	19,876	16,447	16,525
Property income	67,898	68,722	69,464	55,459	55,534
Fee and other income	2,775	2,852	4,541	3,305	7,629
Total revenue	85,067	88,056	93,881	75,211	79,688
Expenses:
Interest expense	22,890	25,582	25,408	19,574	19,673
Real estate operating expenses	29,950	30,706	31,013	26,081	26,630
Compensation expenses	7,922	7,075	8,416	7,137	6,568
General and administrative expenses	5,585	5,063	5,825	4,489	5,065
Acquisition and integration expenses	229	269	1,684	12,901	985
Provision for loan losses	1,344	1,325	2,450	1,850	2,000
Depreciation and amortization expense	22,806	24,276	22,583	15,254	17,007
Total expenses	90,726	94,296	97,379	87,286	77,928
Operating Income	(5,659)	(6,240)	(3,498)	(12,075)	1,760
Other income (expense)	39	61	7	(380)	(241)
Gains (loss) on assets	35,623	2,258	19,094	7,430	17,281
Asset impairment	(3,864)	(3,922)	(929)	(7,250)	—
TSRE financing extinguishment and employee separation expenses	—	—	—	(27,508)	—
Gains (losses) on IRT merger with TSRE	—	91	592	64,012	—
Gain (loss) on debt extinguishment	102	344	—	—	—
Change in fair value of financial instruments	(1,592)	(4,088)	(1,828)	620	8,356
Income (loss) before taxes	24,649	(11,496)	13,438	24,849	27,156
Income tax benefit (provision)	1,756	993	(1,478)	(23)	(715)
Net income (loss)	26,405	(10,503)	11,960	24,826	26,441
Income allocated to preferred shares	(8,615)	(8,520)	(8,447)	(8,303)	(8,221)
(Income) loss allocated to noncontrolling interests	(25,370)	1,179	(1,682)	(23,055)	736
Net income (loss) available to common shares	$(7,580)	$(17,844)	$1,831	$(6,532)	$18,956
EPS - Basic	$(0.08)	$(0.20)	$0.02	$(0.07)	$0.23
EPS - Diluted	$(0.08)	$(0.20)	$0.02	$(0.07)	$0.22
Weighted-average shares outstanding - Basic	91,190,583	91,018,160	90,642,318	87,110,958	82,150,475
Weighted-average shares outstanding - Diluted	91,190,583	91,018,160	90,842,752	87,110,958	89,268,462

Funds From Operations (FFO):
Net Income (loss) available to common shares	(7,580)	$(17,844)	$1,831	$(6,532)	$18,956
Add-Back (Deduct):
Depreciation	10,660	11,374	10,022	9,621	10,248
(Gains) Losses on the sale of real estate	(10,820)	(183)	(18,803)	(7,430)	(17,281)
FFO	$(7,740)	$(6,653)	$(6,950)	$(4,341)	$11,923
FFO per share	$(0.08)	$(0.07)	$(0.08)	$(0.05)	$0.15
Weighted average shares	91,190,583	91,018,160	90,642,318	87,110,958	82,150,475

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(7,580)	$(17,844)	$1,831	$(6,532)	$18,956
Add-Back (Deduct):
Depreciation and amortization expense	22,806	24,276	22,583	15,254	17,007
Change in fair value of financial instruments	1,592	4,088	1,828	(620)	(8,356)
(Gains) losses on assets	(35,623)	(2,258)	(18,803)	(7,430)	(17,281)
TSRE financing extinguishment and employee separation expenses	—	—	—	27,508	—
Gains (losses) on IRT merger with TSRE	—	(91)	(592)	(64,012)	—
(Gain) loss on debt extinguishment	(102)	(344)	—	—	—
Straight-line rental adjustments	(142)	(418)	148	(78)	23
Equity based compensation	1,334	1,273	913	1,158	1,046
Acquisition and integration expenses	229	269	1,684	12,901	985
Origination fees and other deferred items	4,927	6,714	9,943	10,198	7,268
Provision for losses	1,344	1,325	2,450	1,850	2,000
Asset impairment	3,864	3,922	929	7,250	—
Noncontrolling interest effect of certain adjustments	17,888	(8,033)	(5,838)	19,939	(4,421)
CAD	$10,537	$12,879	$17,076	$17,386	$17,227
CAD per share	$0.12	$0.14	$0.19	$0.20	$0.21
Weighted average shares	91,190,583	91,018,160	90,642,318	87,110,958	82,150,475

STATEMENT OF OPERATIONS, FFO and CAD

CONSOLIDATING – FOR THE SIX MONTHS ENDED JUNE 30, 2016

($'s in 000's, except per share amounts)	For the Six Months Ended June 30, 2016
	RAIT	IRT	Corporate / Eliminations	Consolidated
Revenue:
Net interest margin
Investment interest income	$49,682	$-	$(361)	$49,321
Investment interest expense	(18,445)	-	-	(18,445)
Net interest margin	31,237	-	(361)	30,876
Property income	59,720	76,900	-	136,620
Fee and other income	19,466	93	(13,932)	5,627
Total revenue	110,423	76,993	(14,293)	173,123

Expenses:
Interest expense	29,838	18,995	(361)	48,472
Real estate operating expenses	29,175	33,972	(2,491)	60,656
Compensation expenses	22,294	585	(7,882)	14,997
General and adminstrative expenses	9,383	4,824	(3,559)	10,648
Acquisition and integration expenses	480	18	-	498
Provision for loan losses	2,669	-	-	2,669
Depreciation and amortization expense	27,920	19,162	-	47,082
Total expenses	121,759	77,556	(14,293)	185,022

Operating Income	(11,336)	(563)	-	(11,899)
Other income (expense)	4,537	-	(4,437)	100
Gains (loss) on assets	6,106	31,775	-	37,881
Asset impairment	(7,786)	-	-	(7,786)
TSRE financing extinguishment and employee separation	-	-	-	-
Gain (loss) on IRT merger with TSRE	-	91	-	91
Gain (loss) on debt extinguishment	1,005	(559)	-	446
Change in fair value of financial instruments	(5,680)	-	-	(5,680)
Income (loss) before taxes	(13,154)	30,744	(4,437)	13,153
Income tax benefit (provision)	2,749	-	-	2,749
Net income (loss)	(10,405)	30,744	(4,437)	15,902
Income allocated to preferred shares	(17,135)	-	-	(17,135)
(Income) loss allocated to noncontrolling interests	2,116	(1,832)	(24,475)	(24,191)
Net income (loss) available to common shares	$(25,424)	$28,912	$(28,912)	$(25,424)

EPS - BASIC	$(0.28)	$0.32	$(0.32)	$(0.28)
EPS - DILUTED	$(0.28)	$0.32	$(0.32)	$(0.28)
Weighted-average shares outstanding - Basic	91,104,314	91,104,314	91,104,314	91,104,314
Weighted-average shares outstanding - Diluted	91,104,314	91,104,314	91,104,314	91,104,314

Funds From Operations (FFO):
Net Income (loss) available to common shares	$(25,424)	$28,912	$(28,912)	$(25,424)
Add-Back (Deduct):
Depreciation	19,657	15,427	(13,050)	22,034
(Gains) Losses on the sale of real estate	(6,106)	(31,775)	26,878	(11,003)
FFO	$(11,873)	$12,564	$(15,084)	$(14,393)
FFO per share--basic	$(0.13)	$0.14	$(0.17)	$(0.16)
Weighted-average shares outstanding	91,104,314	91,104,314	91,104,314	91,104,314

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(25,424)	$28,912	$(28,912)	$(25,424)
Add-Back (Deduct):
Depreciation and amortization expense	27,920	19,162	-	47,082
Change in fair value of financial instruments	5,680	-	-	5,680
(Gains) losses on assets	(6,106)	(31,775)	-	(37,881)
(Gains) loss on IRT merger with TSRE	-	(91)	-	(91)
(Gains) losses on debt extinguishment	(1,005)	559	-	(446)
Straight-line rental adjustments	(560)	-	-	(560)
Equity based compensation	2,022	585	-	2,607
Acquisition and integration expenses	480	18		498
Origination fees and other deferred items	10,002	1,639	-	11,641
Provision for losses	2,669	-	-	2,669
Asset impairment	7,786	-	-	7,786
Noncontrolling interest effect of certain adjustments	(48)	8,379	1,524	9,855
CAD	$23,416	$27,388	$(27,388)	$23,416
CAD per share	$0.26	$0.30	$(0.30)	$0.26

FEE AND OTHER INCOME

TRAILING 5 QUARTERS

($'s in 000's)	Three Months Ended					Six Months Ended June 30,
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	2016	2015

CMBS income (a)	$(260)	$171	$1,135	$434	$3,681	$(89)	$5,677
Property management & leasing fees	2,447	1,992	3,050	2,536	2,850	4,439	6,286
Property reimbursement income	357	335	274	277	224	692	423
Other income	231	354	82	58	874	585	837
Fee and other income, as reported	2,775	2,852	4,541	3,305	7,629	5,627	13,223
Add: Items eliminated in consolidation:
IRT Property management fees (b)	1,229	1,262	1,294	861	764	2,491	1,519
IRT advisory fees (b)	1,862	1,696	1,882	1,259	1,260	3,558	2,472
Total fee and other income	$5,866	$5,810	$7,717	$5,425	$9,653	$11,676	$17,214

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)

Represent fees paid by IRT to RAIT affiliates for services rendered.  Fees are eliminated in the consolidation of IRT.  As of June 30, 2016, RAIT owns 15.4% of the outstanding common shares of IRT.  Excludes property management fees from RAIT owned properties.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended										Six Months Ended June 30,
	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		2016		2015
ADJUSTED EBITDA:
Net income	$26,405		$(10,503)		$11,960		$24,826		$26,441		$15,902		$26,707
Add (deduct):
Investment interest expense	9,125		9,320		6,733		8,021		7,582		18,445		14,496
Interest expense	22,890		25,582		25,408		19,574		19,673		48,472		39,356
Acquisition and integration expenses	229		269		1,684		12,901		985		498		1,942
Depreciation and amortization	22,806		24,276		22,583		15,254		17,007		47,082		36,031
(Gains) losses on assets	(35,623)		(2,258)		(19,094)		(7,430)		(17,281)		(37,881)		(17,281)
Asset impairment	3,864		3,922		929		7,250		-		7,786		-
TSRE financing extinguishment and employee separation expenses	-		-		-		27,508		-		-		-
(Gain) on IRT merger with TSRE	-		(91)		(592)		(64,012)		-		(91)		-
(Gain) on debt extinguishment	(102)		(344)		-		-		-		(446)		-
Change in fair value of financial instruments	1,592		4,088		1,828		(620)		(8,356)		5,680		(12,846)
Income tax (benefit) provision	(1,756)		(993)		1,478		23		715		(2,749)		1,297
Adjusted EBITDA	$49,430		$53,268		$52,917		$43,295		$46,766		$102,698		$89,702

INTEREST COST:
Investment interest expense	$9,125		$9,320		$6,733		$8,021		$7,582		$18,445		$14,496
Interest expense	22,890		25,582		25,408		19,574		19,673		48,472		39,356
Total Interest Expense	32,015		34,902		32,141		27,595		27,255		66,917		53,852
Less: Amortization of deferred financing costs and debt discounts	(4,995)		(6,076)		(4,840)		(3,645)		(5,159)		(11,071)		(9,458)
Interest Cost	$27,020		$28,826		$27,301		$23,950		$22,096		$55,846		$44,394

PREFERRED COST:
Net income allocated to preferred shares	$8,615		$8,520		$8,447		$8,303		$8,221		$17,135		$16,080
Less: preferred share discount amortization	(1,776)		(1,690)		(1,608)		(1,725)		(1,642)		(3,466)		(3,205)
Preferred cost	$6,839		$6,830		$6,839		$6,578		$6,579		$13,669		$12,875

INTEREST COVERAGE:	1.83	x	1.85	x	1.94	x	1.81	x	2.12	x	1.84	x	2.02	x
INTEREST + PREFERRED COVERAGE:	1.46	x	1.49	x	1.55	x	1.42	x	1.63	x	1.48	x	1.57	x

LOAN PORTFOLIO DATA

Loan Portfolio Data, as of June 30, 2016
($'s in 000's)
Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,273,846	5.7%	2.0	104
Conduit loans	41,455	4.8%	9.5	5
Mezzanine loans	142,582	9.7%	3.8	42
Preferred equity investments	38,938	5.9%	2.7	15
Total	1,496,821	6.1%	2.4	166
Unamortized discounts, fees and costs	(1,478)
Aggregate carrying amount	$1,495,343

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended					For the Six Months Ended June 30,
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	2016	2015
Bridge First Mortgage loans:
Origination volume	$18,185	$31,675	$249,937	$172,478	$95,325	$49,860	$185,425
# of loans originated	2	4	16	17	10	6	19
Loan payoffs	$109,285	$44,062	$98,474	$8,039	$76,496	$153,347	$93,517
Unpaid principal balance (period end)	$1,273,846	$1,363,132	$1,378,089	$1,305,086	$1,168,106	$1,273,846	$1,168,106
Weighted average coupon (period end)	5.7%	5.6%	5.6%	5.4%	5.7%	5.7%	5.7%

Conduit First Mortgage loans (for sale):
Origination volume	$5,000	$8,800	$71,900	$65,196	$118,288	$13,800	$246,958
# of loans originated	1	1	12	8	14	2	22
Loans sold to securitization	$21,377	$-	$85,430	$116,251	$130,401	$21,377	$223,298
CMBS income (a)	(260)	171	1,135	434	3,681	(89)	5,677
Securitization profit % (a)	-1.2%	-	1.3%	0.4%	2.8%	-0.4%	2.5%
Unpaid principal balance (period end)	$41,455	$57,928	$49,239	$62,986	$114,048	$41,455	$114,048
Weighted average coupon (period end)	4.8%	4.9%	4.8%	4.8%	4.3%	4.8%	4.3%

Mezzanine and Preferred Equity Investments:
Origination volume	$—	$—	$—	$—	$5,000	$—	$5,000
Loan payoffs	$10,678	$10,991	$23,143	$31,068	$36,860	$21,669	$67,928
Unpaid principal balance (period end)	181,520	193,652	199,793	236,608	242,005	181,520	242,005
Weighted average coupon (period end)	8.9%	9.4%	9.5%	9.1%	9.4%	8.9%	9.4%

Non-accrual loans:
Bridge loans	$17,235	$15,645	$15,645	$15,645	$—	$17,235	$—
Mezzanine and preferred equity	$18,467	20,044	20,292	24,851	24,851	18,467	24,851
Total non-accrual loans	$35,702	$35,689	$35,937	$40,496	$24,851	$35,702	$24,851

Credit status:
Satisfactory	$1,367,819	$1,482,723	$1,494,884	$1,538,388	$1,433,092	$1,367,819	$1,433,092
Watchlist -- expecting full recovery	74,800	77,800	77,800	18,296	47,716	74,800	47,716
Watchlist -- with reserves (Impaired Loans)	54,202	54,189	54,437	47,996	43,351	54,202	43,351
Total	$1,496,821	$1,614,712	$1,627,121	$1,604,680	$1,524,159	$1,496,821	$1,524,159

Loan loss reserves:
Beginning balance	$18,165	$17,097	$14,647	$12,797	$10,797	$17,097	$9,218
Provision	1,344	1,325	2,450	1,850	2,000	2,669	4,000
Charge-offs, net of recoveries	(1,272)	(257)	—	—	—	(1,529)	(421)
Ending balance	$18,237	$18,165	$17,097	$14,647	$12,797	$18,237	$12,797

Statistics as a % of Total Loans (period end):
Non-accrual loans	2.4%	2.2%	2.2%	2.5%	1.6%	2.4%	1.6%
Watchlist -- expecting full recovery	5.0%	4.8%	4.8%	1.1%	3.1%	5.0%	3.1%
Watchlist -- with reserves (Impaired Loans)	3.6%	3.4%	3.3%	3.0%	2.8%	3.6%	2.8%
Loan loss reserves	1.2%	1.1%	1.1%	0.9%	0.8%	1.2%	0.8%

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of June 30, 2016
($'s in 000's)
Property Type	Gross Cost	# of Properties	Units / Square Feet / Acres	Weighted Average Occupancy	Weighted Average Rental Rate
RAIT:
Multifamily	$411,086	16	4,215	94.2%	$924	per unit, per month
Office	331,916	14	2,145,968	77.8%	$19.85	per square foot, per year
Retail	122,819	5	1,378,171	73.2%	$13.63	per square foot, per year
Industrial	101,009	12	1,840,577	84.2%	$3.43	per square foot, per year
Redevelopment	78,513	2	1,206,514
Land	49,681	7	13.7
Total RAIT Owned	1,095,024	56
Independence Realty Trust (IRT) Multifamily	1,314,115	46	12,982	94.4%	$961	per unit, per month
Total	2,409,139	102
Accumulated depreciation	(209,096)
Carrying Amount	$2,200,043

Real Estate Same Store Property Trends	For the Three Months Ended					For the Six Months Ended June 30,
($'s in 000's)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	2016	2015
RAIT Multifamily Portfolio:
# of Properties	16	16	16	16	16	16	16
# of Units	4,215	4,215	4,215	4,215	4,215	4,215	4,215
Property income	$11,628	$11,321	$11,141	$11,183	$10,996	$22,949	$21,760
Operating expenses	5,357	5,265	5,389	5,330	5,389	10,622	10,757
Net operating income	6,271	6,056	5,752	5,853	5,607	12,327	11,003
NOI margin	53.9%	53.5%	51.6%	52.3%	51.0%	53.7%	50.6%
Occupancy	93.4%	93.0%	92.8%	93.9%	94.0%	93.2%	93.8%
Effective monthly rental rate, per unit	$924	$906	$898	$889	$874	$915	$867

RAIT Office Portfolio:
# of Properties	12	12	12	12	12	12	12
Square feet	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968
Property income	$8,742	$8,840	$8,813	$9,279	$8,940	$17,582	$17,521
Operating expenses	4,039	4,013	4,141	4,043	3,922	8,052	7,966
Net operating income	4,703	4,827	4,672	5,236	5,018	9,530	9,555
NOI margin	53.8%	54.6%	53.0%	56.4%	56.1%	54.2%	54.5%
Occupancy	77.8%	78.2%	79.4%	79.4%	78.1%	78.0%	77.2%
Effective annual rental rate, per square foot	$19.81	$19.88	$19.81	$20.06	$20.20	$19.85	$20.04

RAIT Retail Portfolio:
# of Properties	5	5	5	5	5	5	5
Square feet	1,378,171	1,378,171	1,378,171	1,378,171	1,378,171	1,378,171	1,378,171
Property income	$3,575	$3,542	$3,580	$3,469	$4,118	$7,117	$7,431
Operating expenses	1,900	2,028	1,987	2,124	2,807	3,928	4,297
Net operating income	1,675	1,514	1,593	1,345	1,311	3,189	3,134
NOI margin	46.9%	42.7%	44.5%	38.8%	31.8%	44.8%	42.2%
Occupancy	73.2%	71.3%	68.6%	69.0%	69.6%	72.2%	70.1%
Effective annual rental rate, per square foot	$13.63	$14.39	$15.23	$14.71	$15.98	$14.01	$15.01

RAIT Industrial Portfolio:
No same store properties	—	—	—	—	—	—	—

Independence Realty Trust Multifamily Portfolio:
# of Properties	26	26	26	26	26	26	26
# of Units	7,757	7,757	7,757	7,757	7,757	7,757	7,757
Property income	$19,947	$19,469	$19,341	$19,409	$19,342	$39,416	$38,207
Operating expenses	9,214	9,263	9,312	9,551	9,118	18,477	18,066
Net operating income	10,733	10,206	10,029	9,858	10,224	20,939	20,141
Occupancy	93.9%	92.9%	92.4%	93.4%	93.6%	93.4%	93.4%
Effective monthly rental rate, per unit	$856	$848	$844	$838	$832	$852	$827

Total Same Store Revenue	$43,892	$43,172	$42,875	$43,340	$43,396	$87,064	$84,919
Total Same Store Operating expenses	20,510	20,569	20,829	21,048	21,236	41,079	41,086
Total Same Store Net operating income (a)	$23,382	$22,603	$22,046	$22,292	$22,160	$45,985	$43,833
NOI Increase	5.5%					4.9%

Total RAIT Same Store Revenue	$23,945	$23,703	$23,534	$23,931	$24,054	$47,648	$46,712
Total RAIT Same Store Operating expenses	11,296	11,306	11,517	11,497	12,118	22,602	23,020
Total RAIT Same Store Net operating income (a)	$12,649	$12,397	$12,017	$12,434	$11,936	$25,046	$23,692
RAIT NOI Increase	6.0%					5.7%

(a)	See definition and reconciliation to net income in the definitions section.

REAL ESTATE PROPERTIES

CHANGES IN THE PORTFOLIO – YEAR-TO-DATE JUNE 30, 2016:

($'s in 000's)	City & State	Square Feet / Units/Acres	Month Acquired / Sold	Transaction	Value
ADDITIONS:
Industrial
Gettysburg Pike 6930	Fort Wayne, IN	161,000	Apr 2016	Loan conversion (1)	$5,670
Gettysburg Pike 6932	Fort Wayne, IN	63,804	Apr 2016	Loan conversion (1)	2,460
Total Industrial		224,804			8,130

Office:
Lake Avenue	Fort Wayne, IN	25,200	Apr 2016	Loan conversion (1)	3,220
Moreau Court	South Bend, IN	82,396	Apr 2016	Loan conversion (1)	7,030
Total Office		107,596			10,250
Total Additions:					$18,380

SALES:
Multifamily:
Cumberland Glen (IRT)	Smyrna, GA	222	Feb 2016	Sale	$18,000
Ventura	Gainesville, FL	208	Mar 2016	Sale	8,750
Belle Creek (IRT)	Henderson, CO	162	Apr 2016	Sale	23,000
Tresa (IRT)	Phoenix, AZ	360	May 2016	Sale	47,000
Desert Wind	Phoenix, AZ	216	May 2016	Sale	8,750
Las Vistas	Phoenix, AZ	200	May 2016	Sale	10,500
Penny Lane	Mesa, AZ	136	May 2016	Sale	10,000
Sandal Ridge	Mesa, AZ	196	May 2016	Sale	12,250
Silversmith	Jacksonville, FL	140	Jun 2016	Sale	6,200
Total Multifamily		1,840			144,450

Office:
Mineral Business Center	Denver, CO	117,461	Mar 2016	Sale	7,949
Total Office		117,461			7,949

Land:
Saxony Inn	Daytona Beach, FL	0.5	Apr 2016	Sale	1,500
Total Office		0.5			1,500
Total Sales:					$153,899
(1)	Represents one loan portfolio conversion.

REAL ESTATE PROPERTIES, AS OF JUNE 30, 2016

($'s in 000's)						INVESTMENTS IN REAL ESTATE
Property Name	Location	Units/ Square Feet/ Acres	Year of Acquisition	Description	Status	Gross Cost	Accumulated Depreciation	Net Book Value	Occupancy (Period End)	Average Occupancy (a)	Rental Rate (b)
RAIT MULTIFAMILY PORTFOLIO:
Mandalay Bay	Austin, TX	300	2008	Multi-Family	Hold	$28,199	$(6,594)	$21,605	93.0%	94.5%	$1,045
Oyster Point	Newport News, VA	278	2008	Multi-Family	Hold	20,932	(4,925)	16,007	93.9%	93.6%	658
Tuscany Bay	Orlando, FL	396	2008	Multi-Family	Hold	37,543	(8,770)	28,773	95.2%	94.6%	833
Tierra Bella	Las Vegas, NV	98	2009	Multi-Family	Hold	11,102	(2,206)	8,896	95.9%	92.4%	929
Regency Meadows	Las Vegas, NV	120	2009	Multi-Family	Hold	9,855	(2,079)	7,776	90.8%	95.1%	629
Ashford Place	Tampa, FL	369	2009	Multi-Family	Hold	27,271	(6,195)	21,076	87.8%	91.6%	842
Eagle Ridge	Colton, CA	144	2009	Multi-Family	Marketing for Sale	16,684	(3,419)	13,265	98.6%	96.3%	996
Emerald Bay	Las Vegas, NV	337	2009	Multi-Family	Hold	33,752	(6,736)	27,016	90.2%	93.0%	675
Grand Terrace	Colton, CA	208	2009	Multi-Family	Marketing for Sale	23,908	(4,763)	19,145	94.2%	94.7%	1,032
Lexington	Jackson, MS	220	2010	Multi-Family	Hold	16,815	(3,084)	13,731	96.8%	94.9%	883
Trails at Northpointe	Jackson, MS	144	2010	Multi-Family	Hold	7,751	(1,601)	6,150	95.1%	92.7%	699
Ellington Apartments	Miami Gardens, FL	343	2011	Multi-Family	Hold	31,362	(4,565)	26,797	93.6%	95.3%	1,097
Augusta Apartments	Las Vegas, NV	272	2011	Multi-Family	Marketing for Sale	31,516	(4,373)	27,143	94.9%	96.6%	915
South Terrace	Durham, NC	328	2013	Multi-Family	Hold	37,898	(3,513)	34,385	92.4%	95.4%	1,009
River Park West	Houston, TX	288	2013	Multi-Family	Marketing for Sale	29,888	(2,387)	27,501	93.8%	93.8%	1,132
Coles Crossing	Cypress, TX	370	2014	Multi-Family	Marketing for Sale	46,610	(3,294)	43,316	94.1%	93.1%	1,162
Subtotal -- Multifamily		4,215				$411,086	$(68,504)	$342,582	93.4%	94.2%	$924

RAIT OFFICE PORTFOLIO:
Reuss	Milwaukee, WI	578,104	2004	Office	Hold	$63,949	$(22,598)	$41,351	55.9%	55.9%	$18.66
McDowell	Scottsdale, AZ	255,573	2007	Office	Hold	73,719	(17,074)	56,645	99.7%	99.7%	24.64
Executive Center	Milwaukee, WI	102,017	2009	Office	Hold	11,853	(2,914)	8,939	96.7%	96.7%	18.83
1501 Yamato Road	Boca Raton, FL	171,489	2009	Office	Hold	47,064	(9,541)	37,523	100.0%	100.0%	19.22
Executive Mews - Willow Grove	Willow Grove, PA	86,554	2010	Office	Hold	12,702	(2,463)	10,239	80.0%	79.3%	26.11
Executive Mews - Cherry Hill	Cherry Hill, NJ	112,146	2010	Office	Hold	12,292	(2,920)	9,372	79.2%	85.9%	13.95
Tiffany Square	Colorado Springs, CO	184,219	2010	Office	Hold	16,569	(3,161)	13,408	74.6%	74.6%	15.29
Four Resource Square	Charlotte, NC	151,916	2011	Office	Hold	21,295	(3,295)	18,000	90.1%	91.8%	17.26
UBS Tower	St. Paul, MN	228,882	2012	Office	Marketing for Sale	19,784	(4,061)	15,723	73.6%	72.3%	19.15
Rutherford	Woodlawn, MD	85,806	2014	Office	Hold	7,659	(1,367)	6,292	87.9%	82.2%	18.52
Union Medical	Colorado Springs, CO	151,299	2014	Office	Marketing for Sale	28,904	(2,401)	26,503	78.3%	76.9%	26.53
100 East Lancaster Avenue	Downingtown, PA	37,963	2014	Office	Hold	7,093	(350)	6,743	74.3%	74.3%	25.46
Lake Avenue	Fort Wayne, IN	25,200	2016	Office	Hold	3,011	(17)	2,994	100.0%	100.0%	11.52
Moreau Court	South Bend, IN	82,396	2016	Office	Hold	6,022	(48)	5,974	69.4%	69.4%	23.43
Subtotal -- Office		2,253,564				$331,916	$(72,210)	$259,706	77.8%	77.8%	$19.85

RAIT INDUSTRIAL PORTFOLIO:
Adams Aircraft	Englewood, CO	48,790	2015	Industrial	Hold	$5,132	$(101)	$5,031	0.0%	0.0%	$—
South Midco	Witchita, KS	73,740	2015	Industrial	Hold	4,009	(87)	3,922	100.0%	100.0%	8.15
East Glendale	Sparks, NV	31,976	2015	Industrial	Hold	1,216	(17)	1,199	100.0%	100.0%	4.67
Perry Avenue	Attleboro, MA	456,000	2015	Industrial	Hold	28,822	(608)	28,214	100.0%	100.0%	4.11
Interstate Drive	West Springfield, MA	143,025	2015	Industrial	Hold	5,599	(119)	5,480	100.0%	100.0%	4.70
Hunt Valley Circle	New Kensington, PA	198,000	2015	Industrial	Hold	10,427	(212)	10,215	100.0%	100.0%	4.61
Kirby Circle	Palm Bay, FL	231,313	2015	Industrial	Hold	18,271	(391)	17,880	0.0%	0.0%	-
Rex Boulevard	Auburn Hills, MI	151,200	2015	Industrial	Hold	8,409	(208)	8,201	100.0%	100.0%	5.14
Square Drive	Marysville, OH	130,044	2015	Industrial	Hold	5,643	(121)	5,522	100.0%	100.0%	1.99
Fondorf Drive	Columbus, OH	151,685	2015	Industrial	Hold	5,854	(128)	5,726	93.1%	93.1%	3.34
Gettysburg Pike 6930	Fort Wayne, IN	161,000	2016	Industrial	Hold	5,318	(30)	5,288	100.0%	100.0%	2.28
Gettysburg Pike 6932	Fort Wayne, IN	63,804	2016	Industrial	Hold	2,309	(14)	2,295	100.0%	100.0%	2.95
Subtotal -- Industrial		1,840,577				$101,009	$(2,036)	$98,973	84.2%	84.2%	$3.43

RAIT RETAIL PORTFOLIO:
Sharpstown Mall	Houston, TX	637,646	2009	Retail	Hold	$43,187	$(9,534)	$33,653	47.0%	52.2%	$14.05
South Plaza	Nashville, TN	284,697	2011	Retail	Hold	23,371	(3,322)	20,049	86.2%	86.0%	8.63
May’s Crossing	Round Rock, TX	64,084	2012	Retail	Hold	8,506	(1,046)	7,460	78.9%	78.9%	16.89
Oakland Square	Troy, MI	220,226	2014	Retail	Hold	22,344	(1,120)	21,224	100.0%	100.0%	12.18
Oakland Plaza	Troy, MI	171,518	2014	Retail	Hold	25,411	(1,284)	24,127	93.4%	93.4%	21.00
Subtotal -- Retail		1,378,171				$122,819	$(16,306)	$106,513	70.8%	73.2%	$13.63

RAIT REDEVELOPMENT PORTFOLIO:
Inlet Square Mall	Myrtle Beach, SC	436,719	2009	Retail	Redevelopment	$11,399	$(3,342)	$8,057	31.4%	38.6%
Erieview Tower	Cleveland, OH	769,795	2015	Office	Redevelopment	67,114	(1,639)	65,475	44.7%	46.3%
Subtotal -- Redevelopment		1,206,514				$78,513	$(4,981)	$73,532	39.9%	43.5%

RAIT LAND PORTFOLIO:
Willow Grove	Willow Grove, PA	0.5	2001	Land	Hold	$307	$—	$307
Cherry Hill	Cherry Hill, NJ	0.5	2001	Land	Hold	307	—	307
Corey Landings	St. Pete Beach, FL	5.3	2009	Land	Hold	26,619	—	26,619
Treasure Island Resort	Daytona Beach, FL	2.5	2011	Land	Marketing for Sale	8,257	—	8,257
Sunny Shores Resort	Daytona Beach, FL	1.0	2011	Land	Marketing for Sale	3,422	—	3,422
MGS Gift Shop	Daytona Beach, FL	1.0	2011	Land	Hold	425	—	425
Beachcomber Beach Resort	Daytona Beach, FL	2.9	2011	Land	Hold	10,344	—	10,344
Subtotal -- Land		13.7				$49,681	$—	$49,681
TOTAL RAIT						$1,095,024	$(164,037)	$930,987
IRT PORTFOLIO (c)		12,982	Various	Multifamily	Various	$1,314,115	$(45,059)	$1,269,056	93.7%	94.4%	$961
CONSOLIDATED REAL ESTATE PORTFOLIO						$2,409,139	$(209,096)	$2,200,043

(a)         Average occupancy represents the daily average occupancy for the three-month period ended June 30, 2016.

(b)	Multifamily rental rate data is per unit, per month. Office, Industrial and Retail are per square foot, per year.
(c)	RAIT consolidates IRT as of June 30, 2016. Please refer to IRT's separate earnings release and supplemental package at www.irtreit.com for 2016.

Indebtedness oVERVIEW

As of JUNE 30, 2016

($'S in 000's)	Unpaid Principal	Unamortized Discount and Debt Issuance Costs	Carrying Amount	Rate	Maturity Date
RAIT Indebtedness:
Recourse debt
7% convertible senior notes	$871	$(28)	$843	7.0%	04/2031
4% convertible senior notes	126,098	(6,624)	119,474	4.0%	10/2018	(a)
7.625% senior notes	57,287	(1,837)	55,450	7.6%	04/2024
7.125% senior notes	70,731	(1,832)	68,899	7.1%	08/2019
Senior secured notes	66,000	(5,355)	60,645	7.0%	04/2017-04/2019
Lending warehouse facilities
Conduit loans	26,427	(156)	26,271	2.9%	07/2016-11/2016	(c)
Floating rate loans	112,550	(203)	112,347	2.5%	07/2016-01/2018	(c)
Total	138,977	(359)	138,618	2.6%
Junior subordinated notes, at fair value	18,671	(7,882)	10,789	4.6%	03/2035
Junior subordinated notes, at amortized cost	25,100	(210)	24,890	3.1%	04/2037
Total Recourse Debt	503,735	(24,127)	479,608	4.8%
Non-Recourse debt
Securitization notes payable:
CRE CDO I	484,519	(6,710)	477,809	1.1%	11/2046
CRE CDO II	291,583	(4,093)	287,490	1.6%	06/2045
FL2	70,235	-	70,235	2.4%	05/2031
FL3	88,493	(664)	87,829	2.7%	12/2031
FL4	148,116	(1,278)	146,838	2.4%	12/2031
FL5	285,924	(3,849)	282,075	3.3%	01/2031
Total securitization notes payable	1,368,870	(16,594)	1,352,276	2.0%
Loans payable on real estate	269,669	(1,167)	268,502	5.6%	06/2016-04/2026	(b)
Total Non-recourse debt	1,638,539	(17,761)	1,620,778	2.6%
Other Indebtedness	24,796	(275)	24,521	-	-
Total RAIT Indebtedness	2,167,070	(42,163)	2,124,907	3.1%
Independence Realty Trust Indebtedness
KeyBank Credit Facility	247,335	(3,731)	243,604	2.9%	09/2018
KeyBank Interim Term Loan	40,000	(441)	39,559	4.5%	09/2018
Mortgages	601,047	(3,858)	597,189	3.8%	01/2021-06/2026
Total IRT Indebtedness	888,382	(8,030)	880,352	3.6%
Total Indebtedness	$3,055,452	$(50,193)	$3,005,259	3.2%

(a)	Includes the $141,750 of 4% convertible senior notes that may be put in October 2018.
(b)	Certain loans payable on real estate had maturity dates of June 2016. These loans payable on real estate are currently in the process of being refinanced with the lenders.
(c)	Includes $89.8 million of warehouse facilities secured by first mortgage loans.

(a)

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, (gains) losses on assets, asset impairments, TSRE financing extinguishment and employee separation expenses, (gain) on IRT merger with TSRE, loss on deconsolidation of VIEs, net gain on collateral management sale, (gains) losses on debt extinguishments, change in fair value of financial instruments and income tax (benefit) provision.  We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, provision for loan losses and non-cash interest income and expense items). In addition, the compensation committee of our board of trustees used CAD as a metric in establishing quantitative performance based awards for certain of our executive officers beginning in 2015.  Furthermore, in measuring our performance in periods prior to 2015, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized gains (losses) on assets; provision for loan losses; asset impairments; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items. In the quarter ended March 31, 2016, we changed our method of calculating CAD to exclude the impact of real property sales from CAD.  We made this change in response to investor feedback to focus CAD on our core business activities.  In addition, we provide guidance regarding our expected CAD in future periods and this change removes variability resulting from the ultimate timing of future property sales.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Part I, Item 1. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Gross Real Estate Investments

Gross real estate investments equal investments in real estate, net plus accumulated depreciation as it appears on the consolidated balance sheet.  The following table provides a reconciliation of investments in real estate, net to total gross real estate investments.

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Investments in real estate, net	$2,200,043	$2,278,213	$2,319,319	$2,259,750	$1,605,316
Plus: Accumulated Depreciation	209,096	209,421	198,326	188,581	178,572
Gross real estate investments	$2,409,139	$2,487,634	$2,517,645	$2,448,331	$1,783,888

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses.

Same Store Properties and Same Store Portfolio

RAIT reviews its same store properties or portfolio at the beginning of the calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio. Properties included in the redevelopment portfolio are not part of the same store portfolio.  A reconciliation of our same store net operating income to net income is as follows for each of the periods presented below:

($'s in 000's)	For the Three Months Ended					For the Six Months Ended June 30,
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	2016	2015
Same store property net operating income	$23,382	$22,603	$22,046	$22,292	$22,160	$45,985	$43,833
Non same store property net operating income	14,566	15,413	16,405	7,086	6,744	29,979	13,068
Net interest margin	14,394	16,482	19,876	16,447	16,525	30,876	32,859
Fee and other income	2,775	2,852	4,541	3,305	7,629	5,627	13,223
Interest expense	(22,890)	(25,582)	(25,408)	(19,574)	(19,673)	(48,472)	(39,356)
Compensation expenses	(7,922)	(7,075)	(8,416)	(7,137)	(6,568)	(14,997)	(12,676)
General and administrative expenses	(5,585)	(5,063)	(5,825)	(4,489)	(5,065)	(10,648)	(10,465)
Acquisition and integration expenses	(229)	(269)	(1,684)	(12,901)	(985)	(498)	(1,942)
Provision for loan losses	(1,344)	(1,325)	(2,450)	(1,850)	(2,000)	(2,669)	(4,000)
Depreciation and amortization expense	(22,806)	(24,276)	(22,583)	(15,254)	(17,007)	(47,082)	(36,031)
Other income (expense)	39	61	7	(380)	(241)	100	(636)
Gains (loss) on assets	35,623	2,258	19,094	7,430	17,281	37,881	17,281
Asset impairment	(3,864)	(3,922)	(929)	(7,250)	-	(7,786)	-
TSRE financing extinguishment and employee separation expenses	-	-	-	(27,508)	-	-	-
Gains (losses) on IRT merger with TSRE	-	91	592	64,012	-	91	-
Gain (loss) on debt extinguishment	102	344	-	-	-	446	-
Change in fair value of financial instruments	(1,592)	(4,088)	(1,828)	620	8,356	(5,680)	12,846
Income tax benefit (provision)	1,756	993	(1,478)	(23)	(715)	2,749	(1,297)
Net Income (Loss)	$26,405	$(10,503)	$11,960	$24,826	$26,441	$15,902	$26,707

Total Gross Assets

Total gross assets equals total assets plus accumulated depreciation as these captions are reported on the consolidated balance sheet.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total Assets	$4,040,064	$4,317,770	$4,415,928	$4,256,830	$3,550,459
Plus: Accumulated Depreciation	209,096	209,421	198,326	188,581	178,572
Plus: Accumulated Amortization (a)	25,926	24,422	19,781	16,280	15,668
Total Gross Assets	$4,275,086	$4,551,613	$4,634,035	$4,461,691	$3,744,699

(a)	Represents accumulated amortization of real estate-related intangible assets and liabilities.